Taxes on Income	12 Months Ended
Dec. 31, 2022
Taxes on Income [Abstract]
Taxes on income

Note 18 - Taxes on income

A.	Taxation of the Company in Israel

General

The Company is taxed in Israel pursuant to the provisions of the Israeli Income Tax Ordinance (New Version) - 1961 (the “Ordinance”).

The corporate tax rate applicable to the Company for all reported periods is 23%.

B.	Losses and deductions for tax purposes - carried forward to future years

As of December 31, 2022, the carryforward net operating losses of the Company amounted to NIS 85.1 million. The Company did not record deferred taxes in respect of the loss carryforward since their utilization is not expected in the foreseeable future.

C.	Final tax assessment

The Company has no final tax assessments since Inception Date. Notwithstanding, pursuant and subject to the provisions of article 145 of the Ordinance, the reports filed with the tax authorities for the years up to and including 2017 are considered as final.

D.	The following tabular represents reconciliation between the amount of the “theoretical” tax that would have applied and the amount of the tax on ordinary operating income, as recorded in the statements of comprehensive loss:

	Year ended December 31,
	2022	2021	2020

Pre-tax loss as reported in the statements of comprehensive loss	24,962	26,490	13,566
Corporate tax rate	23%	23%	23%

Theoretical tax savings	5,741	6,093	3,120
Non-deductible expenses	(266)	(770)	(1,010)
Differences in measurement base	493	(21)	874
Losses and timing differences in respect of which no deferred taxes were recorded	(5,968)	(5,302)	(2,984)
Tax expenses in respect of the reported year	-	-	-